CSFB Leveraged Finance Media & Telecom Conference
New York, NY
November 17, 2004

Tom Dougherty
President & Chief Executive Officer

Safe Harbor Provisions

            Statements contained in this presentation that are forward-looking statements, such as statements containing terms such as can, may, will, believe, expect, plan, and similar terms, are subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the "safe-harbor" provisions of the private Securities Litigation Reform Act of 1995 and are made based on management's current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in AirGate's forward-looking statements. For a detailed discussion of these and other cautionary statements and factors that could cause actual results to differ from those contained in this statement, please refer to the sections entitled “Forward-
Looking Statements” and “Risk Factors” in the Company’s Preliminary Offering
Memorandum, dated September 30, 2004. Investors and analysts should not place undue reliance on forward-looking statements.  This presentation also contains certain non-GAAP financial measures.  A reconciliation from GAAP results to non-GAAP financial measures presented herein is provided in the previously mentioned Preliminary Offering memorandum and filings with the
SEC. The SEC filings are available on our website, www.airgatepcsa.com.

Company Highlights

Clustered footprint in attractive markets

Healthy strategic relationship with Sprint PCS

Strong and growing subscriber base

Ability to leverage our existing 3G network

Solid network performance and significant available capacity

Plan to accelerate subscriber growth

Conservative capital structure

AirGate PCS Overview

6.1 million

Covered
POPs:

7.4 million

Licensed
POPs:

6.1% (as of June 30, 2004)

6.3% (guidance as of September 30, 2004)

Penetration:

375,251 (as of June 30, 2004)

383,750 to 384,750 (guidance as of September
30, 2004)

Subscribers:

CDMA 1x-RTT

Technology:

1.9 GHz PCS, D-band (10 MHz across entire
footprint)

Spectrum:

Sprint

Affiliation:

Kingsport
Johnson City
Danville
Boone
Winston-Salem
Greensboro
Durham
Raleigh
NORTH CAROLINA
Charlotte
Fayetteville
Laurinburg
Lumberton
New Bern
Athens
Augusta
Conway
Myrtle Beach
Charleston
Hilton Head Island
Savannah
Macon

Clustered Footprint in Attractive Markets

Contiguous to several Sprint PCS
major markets

Atlanta, Charlotte, Raleigh, Norfolk

Highest population density of the
Sprint affiliates

115 licensed POPs per sq. mi.

195 covered POPs per covered sq. mi.

Attractive roaming characteristics

Beach and golf destinations

Concentration of military bases

Over 100 colleges and universities

I-95, I-85, I-26, I-20, I-40, I-16, I-77

Inbound / outbound ratio of 1.3 to 1.0

Largest AirGate Markets

Market

POPs

Greenville-Spartanburg, SC

935,800

Savannah, GA

775,800

Charleston, SC

690,200

Columbia, SC

685,100

Asheville-Henderson, NC

625,000

Augusta, GA

602,681

Sprint

Sprint PCS[SN]

Radio Shack

Virgin mobile

AT&T

Healthy Strategic Relationship with Sprint PCS

Leading National Brand

Technology Leadership

Strong National Distribution Channels
and Resale Relationships

Cost Advantages

Enjoy cost savings from scale Sprint
provides in back office and customer
service centers

New IBM outsourcing contract expected
to improve quality of customer service
and back-office support

Addendum to Sprint affiliation
agreements through 2006

100% Digital, 100% PCS network
covering 280 million POPs

Leading provider of data services with
PCS Vision product

Leading handset offerings differentiates
AirGate from its competition

Provides AirGate with lower cost access
to latest innovative handsets

Push-to-talk service offering advancing

One of the most recognized brands
supported by extensive national and
local advertising

Attractive nationwide pricing plans

Over 290 national and regional retailer
locations in market territory

Resale agreements leverage our network,
providing incremental revenue

$0.080
$0.060
$0.040
$0.020
$0.000
$0.058
$0.058
$0.058

$0.004
0.003
0.002
0.001
0.000
$0.002
$0.002
$0.002

$8
7
6
5
4
$7.25
$7.00
$6.75

Healthy Strategic Relationship with Sprint PCS

Summary terms of the newly executed Sprint agreement:

Travel Rate

(Voice & 2G Data)

Travel Rate

(3G Data)

CCPU Services

                 8/1/04 – 12/31/04                                   2005                       2006

Settled all ongoing disputes with Sprint

Cash payment of $6.8 million to Sprint

Will record a one-time positive adjustment in 4Q 2004 of approximately $11 million

Positive pro forma LTM EBITDA impact of $4.7 million

Strong and Growing Subscriber Base

June 2002

June 2004

Total Subscribers: 337,303

Total Subscribers:  375,241

                 % Prime                               % Sub-Prime

AirGate’s subscriber base has benefited from:

Requirement for most sub-prime credit customers to make deposits

Equipment and other incentives for subscribers to sign 2-year contracts

82% of all subscribers are under contract

20
10
0
(10)
11.4
1.8
13.7
5.8
5.6
(4.7)
0.4
7.9
7.4
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04

3.5%
3.0%
2.5%
2.0%
3.3%
3.4%
3.3%
2.9%
3.4%
3.1%
2.9%
2.6%
3Q03
4Q03
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04

Strong and Growing Subscriber Base (Cont’d)

Net Adds

Churn

(Subscribers in 000s)

Focus on managed growth and higher quality subscribers...

...has led to significant improvements in churn rates

Q3

Q2

Q1

Q4

Q3

AirGate leads the Sprint PCS affiliates in data ARPU contribution(1)

3G Data Subscribers

3G Data ARPU

FY 2004A

FY 2003A

FY 2004A

1. Based on reported results for the quarter ending 6/30/04.

FY 2003A

Ability to Leverage Our Existing 3G Network

Q3

Q2

Q1

Q4

Q3

$4.00

3.00

2.00

1.00

0.00

$1.54

$1.97

$3.83

$2.20

$3.24

AirGate offers PCS Vision to 100% of its covered POPs

115,000

91,000

64,000

51,000

40,000

30.6%

24.9%

17.8%

14.4%

11.0%

Total Data Subscribers

% of Total Subscribers

1,300
1,200
1,100
1,000
900
800
700
600
500
1,100
1,000
900
800
700
600
730
800
880
900
920
980
1,050
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
MOUs
Min / Sub / Month

3.0%
2.0%
1.0%
0.0%
2.1%
1.8%
2.0%
2.0%
1.5%
1.2%
1.5%
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
Dropped
Blocked

Solid Network Performance

AirGate’s network performance has improved even while network traffic has grown significantly

System MOUs

Network Performance

(MOUs in millions of minutes)

(% of calls)

(Min / Sub / Month in minutes)

1.4%

AirGate’s CDMA network has capacity benefits from being fully upgraded for 1xRTT capability

Using 3rd Carrier 3%
Using 2nd Carrier 16%
Using 1st Carrier 81%

Significant Available Network Capacity

Total Cell Sites: 811

Cell Site Carrier Utilization (1)

10 MHz of spectrum
allows for three carriers
per cell site using CDMA
technology

Currently only 22 cell
sites utilize a third carrier

97% of cell sites have
not utilized their third
carrier

22

658

131

(1) As of June 30, 2004

Business Strategy

AirGate’s Execution of its Four Phase Strategy

Addressed
capital
structure

Addressed key
operating issues
controlled by 3rd
parties

Pursue
managed
growth

Phase 1

Phase 2

Phase 3

Phase 4

Addressed key
operating issues
controlled by AirGate

$18.0

1. EBITDA statistics are not pro forma for the new AirGate – Sprint Agreement.

2003

2002

2004

EBITDA(1)

($ In Millions)

($4.5)

$2.5

$15.1

$14.1

$15.1

$11.8

$13.2

$16.0

$20.2

(10)

(5)

0

5

10

15

20

$25

Q4

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

AirGate’s Growth Strategy

Revitalize distribution network

Focus on initiatives to reduce churn

Continue to improve network capabilities

Introduce new products

Revitalize Distribution Network

Reformat older existing stores and

relocating to newer, larger stores in

premium locations

Open 50 to 75 Sprint-branded third-

party stores

Create an improved, standardized

customer experience

5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4.30%
3.43%
3.30%
2.90%
3.41%
3.10%
2.92%
2.55%
Q4/02
Q1/03
Q2/03
Q3/03
Q4/03
Q1/04
Q2/04
Q3/04

75%
70%
65%
60%
55%
50%
62%
65%
67%
68%
70%
72%
73%
72%
72%
Q3/02
Q4/02
Q1/03
Q2/03
Q3/03
Q4/03
Q1/04
Q2/04
Q3/04

Focus on Initiatives to Reduce Churn

Continue to address credit
quality of subscriber base

Continue to improve quality of
customer care

Target higher value subscribers
with new contract offers

Churn

% Prime Subscribers

10
8
6
4
2
0
Q3/02
Q4/02
Q1/03
Q2/03
Q3/03
Q4/03
Q1/04
Q2/04
Q3/04

$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$11.2
$9.1
$5.6
$1.0
$3.7
$7.1
$1.6
$5.8
$4.4
Q3/02
Q4/02
Q1/03
Q2/03
Q3/03
Q4/03
Q1/04
Q2/04
Q3/04

Continue to Improve Network Capabilities

Grow cell sites by 250 – 300
over the next four years

Evaluate selective areas for EV-
DV / EV-DO

Potential capital expenditure
savings while accelerating build-
out

Cell Site Additions

Capital Expenditures

Introduce New Products

Sub-prime market trial

Data services trial

Landline bypass trial

3Q/05 – 1Q/06

Sub-Prime Market Trial

Data Services Trial

Landline Bypass Trial

2Q/06 – 1Q/07

2Q/07 – 1Q/08

Financial Overview

Financial Highlights

1. LTM 6/30/04 EBITDA includes $4.7 million pro forma effect for the new AirGate – Sprint Agreement.

2. Unlevered Free Cash Flow calculated as EBITDA less capital expenditures.  LTM 6/30/04 EBITDA includes $4.7 million pro forma effect for the new AirGate – Sprint Agreement.

Achieved LTM 6/30/04 EBITDA of $65.1 million(1) vs. $24.4 million for the same period in 2003

Seven consecutive quarters of positive EBITDA results

Generated LTM 6/30/04 Unlevered Free Cash Flow(2) of $47.7 million vs.
$5.0 million for the same period in 2003

Six consecutive quarters of positive Unlevered Free Cash Flow results

Achieved positive net income in 3Q FY 2004

First Sprint Affiliate to reach positive net income, excluding one-time items

On September 13, 2004, we entered into amendments of our
management and services agreement with Sprint

Summary of Senior Secured Floating Rate Notes

Issuer:

AirGate PCS, Inc.

Amount:

$175,000,000

Issue:

First Priority Senior Secured Floating Rate Notes

Maturity:

2011

Optional Redemption:

Non-callable for 2 years, then 102%, 101%, 100%

35% equity clawback within first 2 years

Guarantees:

The notes will be guaranteed by all existing and future restricted subsidiaries

Ranking:

The Notes will rank pari passu to all existing and future senior indebtedness and senior to all existing and future subordinated indebtedness of the issuer

Security:

1st priority lien on all assets

Change of Control:

101% plus accrued interest

Covenants:

Usual and customary

Distribution:

144A with registration rights

$200
150
100
50
0
$21.2
$30.1
$39.9
$40.0
$160.8
2005
2006
2007
2008
2009
2010
2011

$200
150
100
50
0
$159.0
$175.0
2005
2006
2007
2008
2009
2010
2011

Transaction Attributes

Refinanced credit facility and increased financial flexibility

Simplified capital structure

Eliminated amortization requirements

Minimal effect on interest expense

Improved liquidity position

Prior Maturity Schedule

Current Maturity Schedule

($ in millions)

($ in millions)

Pro Forma Capitalization

($ in millions)

Actual

Pro Forma

6/30/2004

6/30/2004

Cash & Cash Equivalents

62.0

$

96.1

$

Senior Credit Facilities

134.4

$

(1)

-

$

New Senior Secured Floating Rate Notes due 2011

-

175.0

9.375% Senior Subordinated Secured Notes due 2009

135.9

(2)

135.9

(2)

13.5% Senior Subordinated Discount Notes due 2009

1.7

(3)

-

Total Debt

272.0

310.9

Shareholders' Equity

(89.1)

(92.4)

(4)

Total Capitalization

182.8

$

218.4

$

Leverage Statistics:

LTM EBITDA

(5)

65.1

$

Senior Secured Debt / LTM EBITDA

2.7 x

Total Debt / LTM EBITDA

4.8 x

Net Debt / LTM EBITDA

3.3 x

1. Represents total book value of the Senior Credit Facilities. Face amount as of 6/30/04 was $134.5 million.

2. Represents book value of the notes.  Total face amount as of 6/30/04 was $159.0 million.

3. Represents book value of the notes.  Total accreted value as of 6/30/04 was $1.8 million.

4. Adjusted for write-offs associated with Senior Credit Facilities, Old Notes and debt issuance costs.

5. Includes $4.7 million pro forma effect for the new AirGate - Sprint agreement.

8.0x
6.0x
4.0x
2.0x
0.0x
4.5x
4.8x
5.5x
6.7x
7.5x
Alamosa
AirGate
US Unwired
Triton PCS
UbiquiTel

$1600
1,400
1,200
1,000
800
600
$829
$893
$1,018
$1,050
$1,568
AirGate
Alamosa
US Unwired
UbiquiTel
Triton PCS

8.0x
6.0x
4.0x
2.0x
0.0x
3.3x
3.6x
3.9x
6.4x
6.4x
AirGate
US Unwired
Alamosa
Triton PCS
UbiquiTel

3.0x
2.0x
1.0x
0.0x
2.5x
1.9x
1.7x
1.5x
1.4x
AirGate
Alamosa
Triton PCS
UbiquiTel
US Unwired

Comparative Leverage Statistics

Total Debt / LTM EBITDA(1)

Total Debt / Subscribers

Note:  Total debt and subscribers as of 6/30/2004.

1. AirGate’s LTM EBITDA statistics include $4.7 million pro forma effect for the new AirGate - Sprint agreement.

2. AirGate’s interest is pro forma for the recapitalization, this transaction and excludes the discount amortization on the 9 3/8% Senior Subordinated Secured Notes.

Net Debt / LTM EBITDA(1)

LTM EBITDA(1) / Interest(2)

7.0%
6.0%
5.0%
4.0%
6.7%
6.1%
5.9%
5.5%
4.6%
Alamosa
Air Gate
Triton PCS
US Unwired
Ubiqui Tel

3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2.1%
2.6%
2.6%
2.7%
3.0%
Alamosa
Air Gate
Triton PCS
Ubiqui Tel
US Unwired

$60.0
58.0
56.0
54.0
52.0
50.0
$58.4
$58.0
$56.7
$56.0
$55.1
Air Gate
Ubiqui Tel
Triton PCS
Alamosa
US Unwired

$500
400
300
200
100
0
$330
$365
$378
$416
$439
Air Gate
Alamosa
US Unwired
Ubiqui Tel
Triton PCS

Comparative Operating Statistics

Penetration(1)

Churn

ARPU

CPGA

Note:  For the 3 months ended 6/30/2004

1.

Penetration defined as subscribers / Covered POPs.

2.

US Unwired statistics exclude IWO operations.

3. UbiquiTel’s CPGA has been reduced by $55 for estimated retention costs, based on Wall Street research.

(3)

(2)

(2)

(2)

(2)

Guidance for 4Q  2004

1. 4Q 2004 EBITDA excludes an approximate $11 million one-time positive adjustment related to the settlement with Sprint.

Net Subscriber Additions

Revenues

EBITDA                                                                                                                                                          ;

Capital Expenditures

($ in millions, except net subscriber additions)

4Q 2004

8,500 – 9,500

$88 – 92

$16 – 18(1)

Approx. $4

Summary

Clustered footprint in attractive markets

Healthy strategic relationship with Sprint PCS

Strong and growing subscriber base

Ability to leverage our existing 3G network

Solid network performance and significant available capacity

Plan to accelerate subscriber growth

Conservative capital structure

Appendix

400,000
350,000
300,000
250,000
200,000
235,025
339,139
359,460
375,241
9/30/2001
9/30/2002
9/30/2003
6/30/2004

$65
60
55
50
45
40
$62.00
$61.00
$60.00
$58.35
2001
2002
2003
3Q 04

$350
300
250
200
150
100
$172.1
$313.5
$331.3
$335.1
2001
2002
2003
LTM

$100
50
0
(50)
(100)
($53.9)
($16.7)
$46.8
$65.1

Historical Operating Performance

EBITDA(1)

Revenue

Subscribers

1. LTM EBITDA includes $4.7 million pro forma effect for the new AirGate - Sprint agreement.

ARPU

2001

2002

2003

LTM

($ in millions)

($ in millions)

$20.0
15.0
10.0
5.0
0.0
(5.0)
($3.1)
$14.1
$10.4
$9.5
$10.2
$7.4
$15.8
1Q 03
2Q 03
3Q 03
4Q 03
1Q 04
2Q 04
3Q 04

Historical Unlevered Free Cash Flow

($ in millions)

Unlevered Free Cash Flow

1. EBITDA statistics are not pro forma for the new AirGate – Sprint Agreement.

EBITDA

(1)

$ 2.5

$ 15.1

$ 14.1

$ 15.1

$ 11.8

$ 13.2

$ 20.2

Capex

5.6

1.0

3.7

5.7

1.6

5.8

4.4

Unlevered FCF

(3.1)

14.1

10.4

9.5

10.2

7.4

15.8

$9.00
$8.00
$7.00
$6.00
$5.00
3Q 03
4Q 03
1Q 04
2Q 04
New agreement
Cost savings

$0.080
$0.060
$0.040
$0.020
$0.000
3Q 03
4Q 03
1Q 04
2Q 04
New agreement
Additional revenue

Pro Forma Impact of New Sprint Agreement

CCPU Fee Impact on EBITDA

Pro Forma LTM
EBITDA Impact:

$3.1 million

Roaming Rate Impact on EBITDA

Pro Forma LTM
EBITDA Impact:

$1.6 million

$7.25

$0.058

$7.69

$7.69

$8.26

$8.16

$0.058

$0.058

$0.058

$0.058

Total Pro Forma LTM EBITDA Impact of $4.7 million